                                                                Exhibit 10.40


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                               PURCHASE AGREEMENT
                           (PHASE III - IMPROVEMENTS)




                                     BETWEEN




                             BNP LEASING CORPORATION


                                    ("BNPLC")



                                       AND



                             NETWORK APPLIANCE, INC.

                                     ("NAI")





                                  JUNE 16, 1999

                             (SUNNYVALE, CALIFORNIA)




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


                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
1    NAI'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE                              1
     (A)   Right to Purchase; Right and Obligation to Remarket                              1
     (B)   Determinations Concerning Price                                                  3
     (C)   Designation of the Purchaser                                                     4
     (D)   Effect of the Purchase Option and NAI's Initial Remarketing Rights
           and Obligations on Subsequent Title Encumbrances                                 4
     (E)   Security for the Purchase Option and NAI's Initial Remarketing Rights
           and Obligations                                                                  5
     (F)   Delivery of Books and Records If BNPLC Retains the Property                      5

2    NAI'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE                                5
     (A)   NAI's Extended Right to Remarket                                                 5
     (B)   Definition of Minimum Extended Remarketing Price                                 6
     (C)   BNPLC's Right to Sell                                                            7
     (D)   NAI's Right to Excess Sales Proceeds                                             7
     (E)   Permitted Transfers During NAI's Extended Remarketing Period                     7

3    TERMS OF CONVEYANCE UPON PURCHASE                                                      8

4    SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF NAI AND BNPLC                8
     (A)   Status of this Agreement Generally                                               8
     (B)   Election by NAI to Terminate the Purchase Option and NAI's Initial
           Remarketing Rights and Obligations Prior to the Base Rent Commencement
           Date                                                                             9
     (C)   Election by BNPLC to Terminate the Purchase Option and NAI's Initial
           Remarketing Rights and Obligations                                               9
     (D)   Automatic Termination of NAI's Rights                                            9
     (E)   Termination of NAI's Extended Remarketing Rights to Permit a Sale by BNPLC      10
     (F)   Payment Only to BNPLC                                                           10
     (G)   Remedies Under the Other Operative Documents                                    10
     (H)   Occupancy by NAI Prior to Closing of a Sale                                     10

5    SECURITY FOR NAI'S OBLIGATIONS; RETURN OF FUNDS                                       10

6    CERTAIN REMEDIES CUMULATIVE                                                           11

7    ATTORNEYS' FEES AND LEGAL EXPENSES                                                    11

8    ESTOPPEL CERTIFICATE                                                                  11

9    SUCCESSORS AND ASSIGNS                                                                12


                             Exhibits and Schedules


Exhibit A Legal Description

Exhibit B Grant Deed Form Requirements

Exhibit C Bill of Sale and Assignment

Exhibit D Acknowledgment and Disclaimer

Exhibit E Secretary's Certificate

Exhibit F Certificate Concerning Tax Withholding

Exhibit K Notice by NAI of Election to Terminate


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

                               PURCHASE AGREEMENT
                           (PHASE III - IMPROVEMENTS)


         This PURCHASE AGREEMENT (PHASE III - IMPROVEMENTS) (this "AGREEMENT"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and NETWORK APPLIANCE, INC., a California corporation ("NAI"), is made and dated as of June 16, 1999, the Effective Date. ("EFFECTIVE DATE" and other capitalized terms used and not otherwise defined in this Agreement are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Phase III - Improvements) executed by BNPLC and NAI contemporaneously with this Agreement. By this reference, the Common Definitions and Provisions Agreement (Phase III - Improvements) is incorporated into and made a part of this Agreement for all purposes.)


                                    RECITALS

         Pursuant to the Existing Contracts, which cover the Land described in Exhibit , NAI has leased the Land for a term of 25 years and may acquire or cause BNPLC to acquire Seller's fee interest in the Land and any appurtenances thereto.

         Pursuant to the Construction Management Agreement (the "CONSTRUCTION MANAGEMENT AGREEMENT") and the Lease Agreement (Phase III - Improvements) (the "IMPROVEMENTS LEASE") executed by BNPLC and NAI contemporaneously with this Agreement, BNPLC is agreeing to provide funding for the construction and completion of Improvements on the Land, all of which will be owned by BNPLC, and is leasing the Improvements to NAI. (All of BNPLC's interests, including those created by the documents delivered at the closing under the Existing Contracts, in the Improvements and in all other real and personal property from time to time covered by the Improvements Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "PROPERTY". The Property does not include the fee estate in the Land itself, it being understood that even after any conveyance of the fee estate in the Land to BNPLC under the Existing Contracts or otherwise, the Other Purchase Agreement will constitute a separate agreement providing for the possible sale of the Land and the appurtenances thereto, and only the Land and the appurtenances thereto, from BNPLC to NAI or a third party designated by NAI.)

         NAI and BNPLC have reached agreement upon the terms and conditions upon which NAI will purchase or arrange for the purchase of the Property, and by this Agreement they desire to evidence such agreement.


                                   AGREEMENTS

1 NAI'S OPTIONS AND OBLIGATIONS ON THE DESIGNATED SALE DATE.

(A) Right to Purchase; Right and Obligation to Remarket. Whether or not an Event of Default shall have occurred and be continuing or the Improvements Lease shall have been terminated, but subject to Paragraph below:

         (1) NAI shall have the right (the "PURCHASE OPTION") to purchase or cause an Affiliate of NAI to purchase the Property and BNPLC's interest in Escrowed Proceeds, if any, on the Designated Sale Date for a cash price equal to the Break Even Price (as defined below).

(2) If neither NAI nor an Affiliate of NAI purchases the Property and BNPLC's interest in any Escrowed Proceeds on the Designated Sale Date as provided in the preceding subparagraph 1(A)1, then NAI shall have the following rights and obligations (collectively, "NAI'S INITIAL REMARKETING RIGHTS AND OBLIGATIONS"):

         (a) First, NAI shall have the right (but not the obligation) to cause an Applicable Purchaser who is not an Affiliate of NAI to purchase the Property and BNPLC's interest in any Escrowed Proceeds on the Designated Sale Date for a cash purchase price (the "THIRD PARTY PRICE") determined as provided below. If, however, the Break Even Price exceeds the sum of any Third Party Price tendered or to be tendered to BNPLC by an Applicable Purchaser and any Supplemental Payment paid by NAI as described below, then BNPLC may affirmatively elect to decline such tender from the Applicable Purchaser and to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser pursuant to this subparagraph (a "VOLUNTARY RETENTION OF THE PROPERTY").

         (b) Second, if the Third Party Price actually paid by an Applicable Purchaser to BNPLC on the Designated Sale Date exceeds the Break Even Price, NAI shall be entitled to such excess, subject, however, to BNPLC's right to offset against such excess any and all sums that are then due from NAI to BNPLC under the other Operative Documents.

         (c) Third, if for any reason whatsoever (including a Voluntary Retention of the Property or a decision by NAI not to exercise its right to purchase or cause an Applicable Purchaser to purchase from BNPLC as described above) neither NAI nor an Applicable Purchaser pays a net cash price to BNPLC on the Designated Sale Date equal to or in excess of the Break Even Price in connection with a sale of the Property and BNPLC's interest in any Escrowed Proceeds pursuant to this Agreement, then NAI shall have the obligation to pay to BNPLC on the Designated Sale Date a supplemental payment (the "SUPPLEMENTAL PAYMENT") equal to the lesser of (1) the amount by which the Break Even Price exceeds such net cash price (if any) actually received by BNPLC on the Designated Sale Date (such excess being hereinafter called a "DEFICIENCY") or (2) the Maximum Remarketing Obligation. As used herein, the "MAXIMUM REMARKETING OBLIGATION" means a dollar amount determined in accordance with the following provisions:

                  1) The "MAXIMUM REMARKETING OBLIGATION" will equal the product of (i) Stipulated Loss Value on the Designated Sale Date, times (ii) 100% minus the Residual Risk Percentage, provided that both of the following conditions are satisfied:

                           (x) NAI shall not have elected to accelerate the
                  Designated Sale Date as provided in clause (2) of the definition of Designated Sale Date in the Common Definitions and Provisions Agreement (Phase III - Improvements).

                           (y) No Event of Default, other than an Issue 97-1
                  Non-performance-related Subjective Event of Default, shall occur on or be continuing on the Designated Sale Date.

                  2) If either of the conditions listed in subparagraph 1) preceding are not satisfied, the "MAXIMUM REMARKETING OBLIGATION" will equal the Break Even Price.




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

If any Supplemental Payment or other amount payable to BNPLC pursuant to this subparagraph is not actually paid to BNPLC on the Designated Sale Date, NAI shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date.

(B) Determinations Concerning Price.

         (1) Determination of the Break Even Price. As used herein, "BREAK EVEN PRICE" means an amount equal, on the Designated Sale Date, to Stipulated Loss Value, plus all out-of-pocket costs and expenses (including appraisal costs, withholding taxes (if any) not constituting Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with any sale of BNPLC's interests in the Property under this Agreement or in connection with collecting payments due hereunder, and plus an amount equal to the Balance of Unpaid Construction-Period Indemnity Payments, but less the aggregate amounts (if any) of Direct Payments to Participants and Deposit Taker Losses. As used herein, the "BALANCE OF UNPAID CONSTRUCTION-PERIOD INDEMNITY PAYMENTS" means an amount equal to the sum of Construction-Period Indemnity Payments, if any, that NAI declined to pay pursuant to subparagraph 5(d)(ii) of the Improvements Lease, plus interest accruing at the Default Rate, compounded annually, on each such payment from the date such payment would have become due but for NAI's right to decline to pay it as described in subparagraph 5(d)(ii) of the Improvements Lease. If, however, Losses for which NAI has so declined to pay any Construction-Period Indemnity Payment consist of claims against BNPLC or another Interested Party that have not been liquidated prior to the Designated Sale Date (and, thus, such Losses have yet to be fixed in amount as of the Designated Sale Date), then NAI may elect to exclude any Construction-Period Indemnity Payment attributable to such Losses by providing to BNPLC, for the benefit of BNPLC and other Interested Parties, a written agreement to indemnify and defend BNPLC and other Interested Parties against such Losses. To be effective hereunder for purposes of reducing the Balance of Unpaid Construction-Period Indemnity Payments (and, thus, the Break Even Price), any such written indemnity must be fully executed and delivered by NAI on or prior to the Designated Sale Date, must include provisions comparable to subparagraphs 5(c)(ii), (iii), (iv) and (v) of the Improvements Lease and otherwise must be in form and substance satisfactory to BNPLC.

         (2) Determination of Third Party Price. The Third Party Price required of any Applicable Purchaser purchasing from BNPLC under subparagraph 1(A)(2)(a) will be determined as follows:

                  (a) NAI may give a notice (a "REMARKETING NOTICE") to BNPLC and to each of the Participants no earlier than one hundred twenty days before the Designated Sale Date and no later than ninety days before the Designated Sale Date, specifying an amount as the Third Party Price that NAI believes in good faith to constitute reasonably equivalent value for the Property and any Escrowed Proceeds. Once given, a Remarketing Notice shall not be rescinded or modified without BNPLC's written consent.

                  (b) If BNPLC believes in good faith that the Third Party Price specified by NAI in a Remarketing Notice does not constitute reasonably equivalent value for the Property and any Escrowed Proceeds, BNPLC may at any time before sixty days prior to the Designated Sale Date respond to the Remarketing Notice with a notice back to NAI, objecting to the Third Party Price so specified by NAI. If BNPLC receives a Remarketing Notice, yet does not respond with an objection as provided in the preceding sentence, the Third Party Price suggested by NAI in the Remarketing Notice will be the Third Party Price for purposes of this Agreement. If, however, BNPLC does respond with an objection as provided in this subparagraph, and if NAI and BNPLC do not otherwise agree in writing upon a Third Party Price, then the Third Party Price will be the lesser of (I) fair market value of the Property, plus the amount of any Escrowed Proceeds, as determined by a professional independent appraiser satisfactory to BNPLC, or (II) the Break Even Price.

                  (c) If for any reason, including an acceleration of the Designated Sale Date as provided in the definition thereof in the Common Definitions and Provisions Agreement (Phase III - Improvements), NAI does not deliver a Remarketing Notice to BNPLC within the time period specified above, then the Third Party Price will be an

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


                  amount determined in good faith by BNPLC as constituting reasonably equivalent value for the Property and any Escrowed Proceeds, but in no event more than the Break Even Price.

         If any payment to BNPLC by an Applicable Purchaser hereunder is held to constitute a preference or a voidable transfer under Applicable Law, or must for any other reason be refunded by BNPLC to the Applicable Purchaser or to another Person, and if such payment to BNPLC reduced or had the effect of reducing a Supplemental Payment or increased or had the effect of increasing any excess sale proceeds paid to NAI pursuant to subparagraph 1(A)(2)(b) or pursuant to subparagraph 2(D), then NAI shall pay to BNPLC upon demand an amount equal to the reduction of the Supplemental Payment or to the increase of the excess sale proceeds paid to NAI, as applicable, and this Agreement shall continue to be effective or shall be reinstated as necessary to permit BNPLC to enforce its right to collect such amount from NAI.

(C) Designation of the Purchaser. To give BNPLC the opportunity before the Designated Sale Date to prepare the deed and other documents that BNPLC must tender pursuant to Paragraph (collectively, the "SALE CLOSING DOCUMENTS"), NAI must, by a notice to BNPLC given at least seven days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity the party who will purchase the Property in order to satisfy the obligations of NAI set forth in subparagraph 1(A). If for any reason NAI fails to so specify a party who will in accordance with the terms and conditions set forth herein purchase the Property (be it NAI itself, an Affiliate of NAI or another Applicable Purchaser), BNPLC shall be entitled to postpone the tender of the Sale Closing Documents until a date after the Designated Sale Date and not more than twenty days after NAI finally does so specify a party, but such postponement will not relieve or postpone the obligation of NAI to make a Supplemental Payment on the Designated Sale Date as provided in Paragraph 1(A)(2)(c).

(D) Effect of the Purchase Option and NAI's Initial Remarketing Rights and Obligations on Subsequent Title Encumbrances. Any conveyance of the Property to NAI or any Applicable Purchaser pursuant to this Paragraph 1(A) shall cut off and terminate any interest in the Improvements or other Property claimed by, through or under BNPLC, including any interest claimed by the Participants and including any Liens Removable by BNPLC (such as, but not limited to, any judgment liens established against the Property because of a judgment rendered against BNPLC and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business), but not including personal obligations of NAI to BNPLC under the Improvements Lease or other Operative Documents (including obligations arising under the indemnities therein). Anyone accepting or taking any interest in the Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the Purchase Option and NAI's Initial Remarketing Rights and Obligations. Further, NAI and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither NAI nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC; and any such payment to BNPLC shall discharge the obligation of NAI to cause such payment to all Persons claiming an interest in such payment. Contemporaneously with the execution of this Agreement, the parties shall record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of NAI's rights under this Agreement, including its rights under this subparagraph.

(E) Security for the Purchase Option and NAI's Initial Remarketing Rights and Obligations. To secure BNPLC's obligation to sell the Property pursuant to this Paragraph 1(A) and to pay any damages to NAI caused by a breach of such obligations, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to NAI a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Improvements and other Property. NAI may enforce such lien and security interest judicially after any such breach by BNPLC, but not otherwise. Contemporaneously with the execution of this Agreement, NAI and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this subparagraph, and NAI shall be entitled to record such memorandum at any time prior to the Designated Sale Date.

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
(F) Delivery of Books and Records If BNPLC Retains the Property. Unless NAI or its Affiliate or another Applicable Purchaser purchases the Property pursuant to Paragraph 1(A), promptly after the Designated Sale Date NAI shall deliver to BNPLC copies of all plans and specifications for the Property prepared in connection with the construction contemplated by the Construction Management Agreement and the Improvements Lease, together with all other books and records of NAI which will be necessary or useful to any future owner's or occupant's use of the Property in the manner permitted by the Improvements Lease.

2 NAI'S RIGHTS AND OPTIONS AFTER THE DESIGNATED SALE DATE.

(A) NAI's Extended Right to Remarket. During the two years following the Designated Sale Date ("NAI'S EXTENDED REMARKETING PERIOD"), NAI shall have the right ("NAI'S EXTENDED REMARKETING RIGHT") to cause an Applicable Purchaser who is not an Affiliate of NAI to purchase the Property for a cash purchase price not below the lesser of (I) the Minimum Extended Remarketing Price (as defined below), or (II) if applicable, the Third Party Target Price (as defined below) specified in any Third Party Sale Notice (as defined below) given by BNPLC pursuant to subparagraph 2(C)(2) within the ninety days prior to the date (the "FINAL SALE DATE") upon which BNPLC receives such purchase price from the Applicable Purchaser. NAI's Extended Remarketing Right shall, however, be subject to all of the following conditions:

         (1) The Property and BNPLC's interest in Escrowed Proceeds, if any, shall not have been sold on the Designated Sale Date as provided in Paragraph 1.

         (2) No Voluntary Retention of the Property shall have occurred as described in subparagraph 1(A)(2)(a).

         (3) NAI's Extended Remarketing Right shall not have been terminated pursuant to subparagraph 4(D) below because of NAI's failure to make any Supplemental Payment required on the Designated Sale Date.

         (4) NAI's Extended Remarketing Right shall not have been terminated by BNPLC pursuant to subparagraph 4(E) below to facilitate BNPLC's sale of the Property to a third party in accordance with subparagraph 2(C).

         (5) At least thirty days prior to the Final Sale Date, NAI shall have notified BNPLC of (x) the date proposed by NAI as the Final Sale Date (which must be a Business Day), (y) the full legal name of the Applicable Purchaser and such other information as will be required to prepare the Sale Closing Documents, and (z) the amount of the purchase price that the Applicable Purchaser will pay (consistent with the minimum required pursuant to the other provisions of this subparagraph 2(A)) for the Property.

(B) Definition of Minimum Extended Remarketing Price. As used herein, "MINIMUM EXTENDED REMARKETING PRICE" means an amount equal to the sum of the following:

         (1) the amount by which the Break Even Price computed on the Designated Sale Date exceeds any Supplemental Payment actually paid to BNPLC on the Designated Sale Date, together with interest on such excess computed at the Default Rate from the period commencing on the Designated Sale Date and ending on the Final Sale Date, plus

         (2) all out-of-pocket costs and expenses (including withholding taxes [if any], other than Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with the sale to the Applicable Purchaser, to the extent not already included in the computation of Break Even Price, and plus

         (3) the sum of all Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPLC or any other Interested Party with respect to the ownership, operation or maintenance of the Property on or after the Designated Sale Date (except to the extent already reimbursed by any lessee of the Property after the Designated


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

         Sale Date), together with interest on such Impositions, insurance premiums and other Losses computed at the Default Rate from the date paid or incurred to the Final Sale Date.

If, however, Losses described in the preceding clause (3) consist of claims against BNPLC or another Interested Party that have not been liquidated prior to the Final Sale Date (and, thus, such Losses have yet to be fixed in amount as of the Final Sale Date), then NAI may elect to exclude any such Losses from the computation of the Minimum Extended Remarketing Price by providing to BNPLC, for the benefit of BNPLC and other Interested Parties, a written agreement to indemnify and defend BNPLC and other Interested Parties against such Losses. To be effective hereunder for purposes of reducing the Minimum Extended Remarketing Price (and, thus, the Break Even Price), any such written indemnity must be fully executed and delivered by NAI on or prior to the Final Sale Date, must include provisions comparable to subparagraphs 5(c)(ii), (iii), (iv) and (v) of the Improvements Lease and otherwise must be in form and substance satisfactory to BNPLC.

(C) BNPLC's Right to Sell. After the Designated Sale Date, if the Property has not already been sold by BNPLC pursuant to Paragraph 1 or this Paragraph 2, BNPLC shall have the right to sell the Property or offer the Property for sale to any third party on any terms believed to be appropriate by BNPLC in its sole good faith business judgment; provided, however, that so long as the conditions to NAI's Extended Remarketing Rights specified in subparagraph 2(A) continue to be satisfied:


         (1) BNPLC shall not sell the Property to an Affiliate of BNPLC on terms less favorable than those which BNPLC would require from a prospective purchaser not an Affiliate of BNPLC;

         (2) If BNPLC receives or desires to make a written proposal (whether in the form of a "letter of intent" or other nonbinding expression of interest or in the form of a more definitive purchase and sale agreement) for a sale of the Property to a prospective purchaser (a "THIRD PARTY SALE PROPOSAL"), and if on the basis of such Third Party Sale Proposal BNPLC expects to enter into or to pursue negotiations for a definitive purchase and sale agreement with the prospective purchaser, then prior to executing any such definitive agreement, BNPLC shall submit the Third Party Sale Proposal to NAI with a notice (the "THIRD PARTY SALE NOTICE") explaining that (A) BNPLC is then prepared to accept a price not below an amount specified in such Third Party Sale Notice (the "THIRD PARTY TARGET PRICE") if BNPLC and the prospective purchaser reach agreement on other terms and conditions to be incorporated into a definitive purchase and sale agreement, and (B) NAI's Extended Remarketing Right may be terminated pursuant to subparagraph 4(E) of this Agreement unless NAI causes an Applicable Purchaser to consummate a purchase of the Property pursuant to this Paragraph within ninety days after the date of such Third Party Sale Notice.

(D) NAI's Right to Excess Sales Proceeds. If the cash price actually paid by any third party purchasing the Property from BNPLC during NAI's Extended Remarketing Period, including any price paid by an Applicable Purchaser purchasing from BNPLC pursuant to this Paragraph 2, exceeds the Minimum Extended Remarketing Price, then NAI shall be entitled to the excess; provided, that BNPLC may offset and retain from the excess any and all sums that are then due and unpaid from NAI to BNPLC under any of the Operative Documents.

(E) Permitted Transfers During NAI's Extended Remarketing Period. Any "Permitted Transfer" described in clause (6) of the definition thereof in the Common Definitions and Provisions Agreement (Phase III - Improvements) to an Affiliate of BNPLC or that covers BNPLC's entire interest in the Improvements will be subject to NAI's Extended Remarketing Right if, at the time of the Permitted Transfer, NAI's Extended Remarketing Right has not expired or been terminated as provided herein. Any other Permitted Transfer described in clause (6) of the definition thereof, however, will not be subject to NAI's Extended Remarketing Right. Thus, for example, BNPLC's conveyance of a utility easement or space lease more than thirty days after the Designated Sale Date to a Person not an Affiliate of BNPLC shall not be subject to NAI's Extended Remarketing Right, though following the conveyance of the lesser estate, NAI's Extended Remarketing Right may continue to apply to BNPLC's remaining interest in the Improvements and any Personal Property.

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


3 TERMS OF CONVEYANCE UPON PURCHASE. As necessary to consummate any sale of the Property to NAI or an Applicable Purchaser pursuant to this Agreement, BNPLC must, subject to any postponement permitted by subparagraph 1(C), promptly after the tender of the purchase price and any other payments to BNPLC required pursuant to Paragraph 1 or Paragraph 2, as applicable, convey all of BNPLC's right, title and interest in the Improvements and other Property to NAI or the Applicable Purchaser, as the case may be, by BNPLC's execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents. Such conveyance by BNPLC will be subject only to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPLC. However, such conveyance shall not include the rights of BNPLC or other Interested Parties under the indemnities provided in the Operative Documents, including rights to any payments then due from NAI under the indemnities or that may become due thereafter because of any expense or liability incurred by BNPLC or another Interested Party resulting in whole or in part from events or circumstances occurring or alleged to have occurred before such conveyance. All costs, both foreseen and unforeseen, of any purchase by NAI or an Applicable Purchaser hereunder shall be the responsibility of the purchaser. The Sale Closing Documents used to accomplish such conveyance shall consist of the following: (1) a Corporation Grant Deed in the form attached as Exhibit B-1 or Exhibit B-2 or Exhibit B-3, as required by Exhibit B, (2) a Bill of Sale and Assignment in the form attached as Exhibit C, (3) an Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit D, which NAI or the Applicable Purchaser must execute and return to BNPLC, (4) a Secretary's Certificate in the form attached as Exhibit E, and (5) a certificate concerning tax withholding in the form attached as Exhibit F. If for any reason BNPLC fails to tender the Sale Closing Documents as required by this Paragraph, BNPLC may cure such refusal at any time before thirty days after receipt of a demand for such cure from NAI.

4 SURVIVAL AND TERMINATION OF THE RIGHTS AND OBLIGATIONS OF NAI AND BNPLC.

(A) Status of this Agreement Generally. Except as expressly provided herein, this Agreement shall not terminate; nor shall NAI have any right to terminate this Agreement; nor shall NAI be entitled to any reduction of the Break Even Price, any Deficiency, the Maximum Remarketing Obligation, any Supplemental Payment or the Minimum Extended Remarketing Price hereunder; nor shall the obligations of NAI to BNPLC under Paragraph 1 be affected, by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause (though it is understood that NAI will receive any remaining Escrowed Proceeds yet to be applied as provided in the Improvements Lease that may result from such damage if NAI purchases the Property and the Escrowed Proceeds as herein provided), (ii) the taking of or damage to the Property or any portion thereof by eminent domain or otherwise for any reason (though it is understood that NAI will receive any remaining Escrowed Proceeds yet to be applied as provided in the Improvements Lease that may result from such taking or damage if NAI purchases the Property and the Escrowed Proceeds as herein provided), (iii) the prohibition, limitation or restriction of NAI's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of NAI or any party claiming under NAI by paramount title or otherwise, (v) NAI's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNPLC under this Agreement, the Improvements Lease or any other agreement to which BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of NAI to make payment to BNPLC hereunder shall be separate and independent covenants and agreements from BNPLC's obligations under this Agreement or any other agreement between BNPLC and NAI; provided, however, that nothing in this subparagraph shall excuse BNPLC from its obligation to tender the Sale Closing Documents in substantially the form attached hereto as exhibits when required by Paragraph 3. Further, nothing in this subparagraph shall be construed as a waiver by NAI of any right NAI may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this
Agreement: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC, or (iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC.

(B) Election by NAI to Terminate the Purchase Option and NAI's Initial Remarketing Rights and Obligations Prior to the Base Rent Commencement Date. At any time prior to the Base Rent Commencement Date, NAI may elect to terminate both the Purchase Option and NAI's Initial Remarketing Rights and Obligations, subject to the following conditions:

         (1) To be effective, any such election to terminate must be made prior to the Base Rent Commencement Date and must be made after (x) NAI shall have given Notice of NAI's Election to Terminate pursuant to Paragraph 5(D) of the Construction Management Agreement, (y) BNPLC shall have given any FOCB Notice as provided in Paragraph 5(E) of the Construction Management Agreement, or (z) BNPLC shall have given notice of its election to accelerate the Designated Sale Date when an Event of Default has occurred and is continuing as provided in clause (5) of the definition Designated Sale Date in the Common Definitions and Provisions Agreement (Phase III - Improvements).

         (2) To be effective, any such election to terminate must be made by giving BNPLC and the Participants a notice thereof in the form attached as Exhibit F prior to the Base Rent Commencement Date.

         (3) No termination pursuant to this subparagraph 4(B) shall be effective, notwithstanding any notice NAI may have given as described in the preceding clause (2), unless contemporaneously with the giving of the notice (and in any event prior to the Base Rent Commencement
         Date) NAI shall deliver to BNPLC an Issue 97-10 Prepayment.

         (4) If for any reason whatsoever, including any bona fide dispute over the amount of any required Issue 97-10 Prepayment, BNPLC does not receive both the notice described in the preceding clause (2) and a full Issue 97-10 Prepayment as described in the preceding clause (3) prior to the Base Rent Commencement Date, then without any notice or other action by the parties to this Agreement NAI shall cease to have any option to terminate pursuant to this subparagraph 4(B).

(C) Election by BNPLC to Terminate the Purchase Option and NAI's Initial Remarketing Rights and Obligations. By notice to NAI BNPLC shall be entitled to terminate both the Purchase Option and NAI's Initial Remarketing Rights and Obligations, as BNPLC deems appropriate in its sole and absolute discretion, at any time after receiving a notice given by NAI to make or attempt to make any Issue 97-10 Election. Upon any such termination by BNPLC, NAI shall become immediately obligated to pay BNPLC an Issue 97-10 Prepayment.

(D) Automatic Termination of NAI's Rights. Without limiting BNPLC's right to enforce NAI's obligation to pay any Supplemental Payment or other amounts required by this Agreement, the rights of NAI (to be distinguished from the obligations of NAI) included in NAI's Initial Remarketing Rights and Obligations, the Purchase Option and NAI's Extended Remarketing Rights shall all terminate automatically if NAI shall fail to pay the full amount of any Supplemental Payment required by subparagraph 1(A)(2)(c) on the Designated Sale Date or if BNPLC shall elect a Voluntary Retention of the Property as provided in subparagraph 1(A)(2)(a). If, however, NAI's Initial Remarketing Rights and Obligations are effectively terminated pursuant to subparagraph 4(B) or 4(C) prior to the Designated Sale Date, thereby excusing NAI from the obligation to make any Supplemental Payment pursuant to subparagraph 1(A)(2)(c) and precluding any Voluntary Retention of the Property pursuant to subparagraph 1(A)(2)(a), then NAI's Extended Remarketing Rights will not automatically terminate pursuant to this subparagraph. Further, notwithstanding anything in this subparagraph to the contrary, even after a failure to pay any required Supplemental Payment on the Designated Sale Date, NAI may nonetheless tender to BNPLC the full Break Even Price and all amounts then due under the Operative Documents, together with interest on the total Break Even Price computed at the Default Rate from the Designated Sale Date to the date of tender, on any Business Day within thirty days after the Designated Sale Date, and if presented with such a tender within thirty days after the Designated Sale Date, BNPLC must accept it and promptly thereafter deliver any Escrowed Proceeds and the Sale Closing Documents listed in Paragraph 3 to NAI.

(E) Termination of NAI's Extended Remarketing Rights to Permit a Sale by BNPLC. At any time more than ninety days after BNPLC has delivered a Third Party Sale Notice to NAI as described in subparagraph 2(C)(a), BNPLC may terminate NAI's Extended Remarketing Rights contemporaneously with the consummation of a sale of the Property by BNPLC to any third party (be it the prospective purchaser named in the Third Party Sale Notice or another third party) at a price equal to or in excess of the Third Party Target Price specified in the Third Party Sale Notice, so as to permit the sale of the Property unencumbered by NAI's Extended Remarketing Rights.

(F) Payment Only to BNPLC. All amounts payable under this Agreement by NAI and, if applicable, by an Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under subparagraph, on the Designated Sale Date NAI must pay all amounts then due to BNPLC under the Improvements Lease or other Operative Documents.

(G) Remedies Under the Other Operative Documents. No repossession of or re-entering upon the Property or exercise of any other remedies available to BNPLC under the Improvements Lease or other Operative Documents shall terminate NAI's rights or obligations hereunder, all of which shall survive BNPLC's exercise of remedies under the other Operative Documents. NAI acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Improvements Lease, the Construction Management Agreement and the Closing Certificate, and NAI's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse NAI from performance of its obligations under such other Operative Documents.

(H) Occupancy by NAI Prior to Closing of a Sale. Prior to the closing of any sale of the Property to NAI or an Applicable Purchaser hereunder, NAI's occupancy of the Improvements and its use of the Property shall continue to be subject to the terms and conditions of the Improvements Lease, including the terms setting forth NAI's obligation to pay rent, prior to any termination or expiration of the Improvements Lease pursuant to its express terms and conditions.

5 SECURITY FOR NAI'S OBLIGATIONS; RETURN OF FUNDS. NAI's obligations under this Agreement are secured by the Pledge Agreement, reference to which is hereby made for a description of the Collateral covered thereby and the rights and remedies provided to BNPLC thereby. Although the collateral agent appointed for BNPLC as provided in the Pledge Agreement shall be entitled to hold all Collateral as security for the full and faithful performance by NAI of NAI's covenants and obligations under this Agreement, the Collateral shall not be considered an advance payment of the Break Even Price or any Supplemental Payment or a measure of BNPLC's damages should NAI breach this Agreement. If NAI does breach this Agreement and fails to cure the same within any time specified herein for the cure, BNPLC may, from time to time, without prejudice to any other remedy and without notice to NAI, require the collateral agent to immediately apply the proceeds of any disposition of the Collateral (and any cash included in the Collateral) to amounts then due hereunder from NAI. If by a Permitted Transfer BNPLC conveys its interest in the Property before the Designated Sale Date, BNPLC may also assign BNPLC's interest in the Collateral to the transferee. BNPLC shall be entitled to return any Collateral not sold or used to satisfy the obligations secured by the Pledge Agreement directly to NAI notwithstanding any prior actual or attempted conveyance or assignment by NAI, voluntary or otherwise, of any right to receive the same; neither BNPLC nor the collateral agent named in the Pledge Agreement shall be responsible for the proper distribution or application by NAI of any such Collateral returned to NAI; and any such return of Collateral to NAI shall discharge any obligation of BNPLC to deliver such Collateral to all Persons claiming an interest in the Collateral. Further, BNPLC shall be entitled to deliver any Escrowed Proceeds it holds on the Designated Sale Date directly to NAI or to any Applicable Purchaser purchasing BNPLC's interest in the Property and the Escrowed Proceeds pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by NAI, voluntary or otherwise, of any right to receive the same; BNPLC shall not be responsible for the proper distribution or application by NAI or any Applicable Purchaser of any such Escrowed Proceeds paid over to NAI or the Applicable Purchaser; and any such payment of Escrowed Proceeds to NAI or an Applicable Purchaser shall discharge any obligation of BNPLC to deliver the same to all Persons claiming an interest therein.

6 CERTAIN REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

7 ATTORNEYS' FEES AND LEGAL EXPENSES. If either party to this Agreement commences any legal action or other proceeding to enforce any of the terms of this Agreement, or because of any breach by the other party or dispute hereunder, the party prevailing in such action or proceeding shall be entitled to recover from the other party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

8 ESTOPPEL CERTIFICATE. Upon request by BNPLC, NAI shall execute, acknowledge and deliver a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which NAI has knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNPLC with respect to the Property.

9 SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon NAI and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of NAI and BNPLC and all permitted transferees, mortgagees, successors and assignees of NAI and BNPLC with respect to the Property; provided, that (A) the rights of BNPLC hereunder shall not pass to NAI or any Applicable Purchaser or any subsequent owner claiming through NAI or an Applicable Purchaser, (B) BNPLC shall not assign this Agreement or any rights hereunder except pursuant to a Permitted Transfer, and (C) NAI shall not assign this Agreement or any rights hereunder without the prior written consent of BNPLC.

                           [Signature pages follow.]

         IN WITNESS WHEREOF, NAI and BNPLC have caused this Agreement to be executed as of June 16, 1999.



                                     "NAI"

                                     NETWORK APPLIANCE, INC.


                                     By:
                                        --------------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

[Continuation of signature pages to Purchase Agreement (Phase III - Improvements) dated to be effective June 16, 1999]



                                     "BNPLC"

                                     BNP LEASING CORPORATION


                                     By:
                                         --------------------------------
                                         Henry Setina, Vice President

                                    EXHIBIT A

                                LEGAL DESCRIPTION

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees
52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South
38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of 38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses: North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58"
West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22" West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South
51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West
29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

                                     EXHIBIT B

                       REQUIREMENTS RE: FORM OF GRANT DEED

The form of deed to be used to convey BNPLC's interest in the Improvements to NAI or an Applicable Purchaser will depend upon whether Seller has conveyed the fee interest in the Land to BNPLC as contemplated in the Agreement to Lease and, if so, whether BNPLC's interest in the Land has been or is being conveyed at the same time to the same party.

If BNPLC has received a conveyance of the fee interest in the Land from Seller and BNPLC's interests in BOTH the Land and the Improvements are to be conveyed to NAI or an Applicable Purchaser at the same time, because a sale under this Purchase Agreement and a sale under the Other Purchase Agreement (covering the Land) are being consummated at the same time and to the same party, then the one deed in form attached as Exhibit B-1 will be used to convey both.

If, however, BNPLC has received a conveyance of the fee interest in the Land from Seller, but a sale of BNPLC's interest in the Land pursuant to the Other Purchase Agreement has not been consummated before, and is not being consummated contemporaneously with, the sale of BNPLC's interest in the Improvements under this Agreement, then BNPLC's interest in the Improvements will be conveyed by a deed in the from attached as Exhibit B-2.

BNPLC's interest in the Improvements will be conveyed by a deed in the from attached as Exhibit B-3 if (1) BNPLC has received a conveyance of the fee interest in the Land from Seller, and (2) BNPLC's interest in the Land has been sold pursuant to the Other Purchase Agreement before a sale of BNPLC's interest in the Improvements under this Agreement, or BNPLC's interest in the Improvements is being sold contemporaneously with a sale of BNPLC's interest in the Land, but the purchaser of the Improvements is not the same as the purchaser of the Land.

Finally, if BNPLC has not received a conveyance of the fee interest in the Land, then BNPLC's interest in the Improvements will be conveyed by a deed in the from attached as Exhibit B-4.

                                  EXHIBIT B-1


                             CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________

MAIL TAX STATEMENTS TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________



                             CORPORATION GRANT DEED
                        (Covering Land and Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof and all improvements on such land, together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to such land or the improvements thereon; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances"). Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the land or improvements conveyed by this deed.

                                      BNP LEASING CORPORATION

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

                                      [NAI or Applicable Purchaser]

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

STATE OF ____________   )
                             )       SS
COUNTY OF ___________   )


         On ___________________ before me, ___________________, personally appeared ___________________ and ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   -------------------------------------------



STATE OF ____________   )
                             )       SS
COUNTY OF ___________   )


         On ___________________ before me, ___________________, personally appeared ___________________ and ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.


         Signature
                   -------------------------------------------

                                     ANNEX A

                                LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South
14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South
38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of 38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses: North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58"
West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22"

West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degrees 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase III - Improvements) incorporated by reference into the [Lease Agreement (Phase III - Improvements) referenced in the last item of the list below]), including the following matters to the extent the same are still valid and in force:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Slope
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 430, Official Records
         Affects      : A strip of land 18 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

4.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Public utilities
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 450, Official Records
         Affects      : A strip of land 7 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

5.   AGREEMENT on the terms and conditions contained therein,
         For          : Construction of additional storm drainage system
                      facilities
         Between      : City of Sunnyvale
         And          : Moffett Park Associates, a joint venture partnership
         Recorded     : November 2, 1966 in Book 7552, page 688, Official
                      Records.

     AMENDED AGREEMENT recorded April 21, 1967 in Book 7700, page 638, Official Records.

NOTICE OF WAIVER OF CONSTRUCTION CREDITS regarding said Agreements, recorded September 28, 1976 in Book C307, page 346, Official Records.

6. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) relates to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

7.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : Streets and street improvements
         Granted to  : City of Sunnyvale
         Recorded    : November 16, 1976 in Book C414, page 95, Official Records
         Affects     : The most Westerly corner of said Parcel `A', as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                     TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                     DRIVE", dated April 15, 1998, prepared by Kier & Wright
                     Civil Engineers & Surveyors, Inc., Job No. 97208-2.

8.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : for ingress and egress of motor vehicles
         Granted to  : 495 Java Drive Associates, L.P., a California Limited
                     Partnership
         Recorded    : September 16, 1998, under Series No. 14396001, Official
                     Records
         Affects     : as follows:


               All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

               Being portions of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

               PARCEL ONE:

               Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the Easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41:

         thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet to a point hereafter referred to as Point A; thence North 51 degrees 07' 58" West
         12.96 feet; thence South 38 degrees 52' 02" West 64.41 feet; thence Westerly along a tangent curve to the right with a radius of 20.00 feet, through a central angle of 64 degrees 20' 39" for an arc length of 22.46 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Southeasterly along said Northeasterly line along a non-tangent curve to the right with a radius of 1002.05 feet, from which a radial line bears North 39 degrees 18' 05" East, through a central angle of 1 degree 23' 23" for an arc length of 24.30 feet to the true point of beginning.

         PARCEL TWO:

         Commencing at said Point A; thence North 38 degrees 52' 02" East 216.65 feet to the true point of beginning; thence North 51 degrees 07' 58" West 49.68 feet; thence North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence North 75 degrees
         07' 58" West 13.91 feet along said Northeasterly line; thence South
         38 degrees 52' 02" West 94.26 feet; thence South 51 degrees 07' 58" East 62.39 feet; thence North 38 degrees 52' 02" East 12.70 feet to the true point of beginning.

9. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors, Inc., Job No. 97208-2.

         1. Concrete walks and concrete berms or landscaping enclosures extend across the Easterly and Northerly boundary lines of the subject real property onto adjoining lands.

         2. A wood fence extends across the Easterly boundary line of the subject real property, onto adjoining land.

         3. Underground gas and electric lines, and storm drains, extend across the Easterly boundary line of the subject real property, onto or from adjoining land.

         4. An electric box and an electric vault exist on the Northerly boundary line of the subject real property.

         5. Construction of certain public improvements is in progress, in the Southwesterly corner of the subject real property, alongside the intersection of Java Drive and Geneva Drive.

10. [Lease Agreement (Phase III - Land) dated _________, ____, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee, and] Lease Agreement (Phase III - Improvements) dated June 16, 1999, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee.

                                  EXHIBIT B-2


                             CORPORATION GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________

MAIL TAX STATEMENTS TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________



                             CORPORATION GRANT DEED
         (Covering Improvements but not the Land under the Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements, this deed does not convey any interest in the Land under the Improvements or any rights or easements appurtenant to Land. Grantor retains and reserves all right, title and interest of Grantor in and to the Land and any rights and easements appurtenant to Land. Further, this deed does not convey any right of access over or right to use the Land, it being understood that the right of Grantee or its successors and assigns to maintain or use the improvements conveyed hereby shall be on and subject to the terms and conditions of any separate ground lease or deed that Grantee may from time to time obtain from the owner of the Land. If Grantee does not obtain a separate deed or ground lease giving Grantee the authority to maintain the Improvements on the Land, Grantee shall remove or abandon the Improvements promptly upon request of the owner of the Land. Nothing herein or in the agreements pursuant to which this deed is being delivered shall be construed as an obligation on the part of Grantor to deliver or cooperate reasonably in obtaining for Grantee any deed or ground lease covering the Land described on Annex A.

                                      BNP LEASING CORPORATION

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

                                      [NAI or Applicable Purchaser]

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

STATE OF ____________   )
                             )       SS
COUNTY OF ___________   )


         On ___________________ before me, _____________________, personally appeared ____________________ and ____________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------------



STATE OF ____________   )
                             )       SS
COUNTY OF ___________   )


         On ___________________ before me, _______________________, personally appeared ____________________ and _____________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------------

                                     ANNEX A

                                LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South
14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North
45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees
52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South
38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of 38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses: North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58"
West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22"

West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase III - Improvements) incorporated by reference into the [Lease Agreement (Phase III - Improvements) referenced in the last item of the list below]), including the following matters to the extent the same are still valid and in force:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Slope
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 430, Official Records
         Affects      : A strip of land 18 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

4.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Public utilities
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 450, Official Records
         Affects      : A strip of land 7 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

5.   AGREEMENT on the terms and conditions contained therein,
         For          : Construction of additional storm drainage system
                      facilities
         Between      : City of Sunnyvale
         And          : Moffett Park Associates, a joint venture partnership
         Recorded     : November 2, 1966 in Book 7552, page 688, Official
                      Records.

     AMENDED AGREEMENT recorded April 21, 1967 in Book 7700, page 638, Official Records.

NOTICE OF WAIVER OF CONSTRUCTION CREDITS regarding said Agreements, recorded September 28, 1976 in Book C307, page 346, Official Records.

6. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42,
     Section 3607, of the United States Code, or (b) relates to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

7.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : Streets and street improvements
         Granted to  : City of Sunnyvale
         Recorded    : November 16, 1976 in Book C414, page 95, Official Records
         Affects     : The most Westerly corner of said Parcel `A', as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                     TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                     DRIVE", dated April 15, 1998, prepared by Kier & Wright
                     Civil Engineers & Surveyors, Inc., Job No. 97208-2.

8.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : for ingress and egress of motor vehicles
         Granted to  : 495 Java Drive Associates, L.P., a California Limited
                     Partnership
         Recorded    : September 16, 1998, under Series No. 14396001, Official
                     Records
         Affects     : as follows:


               All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

               Being portions of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

               PARCEL ONE:

               Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the Easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41:

         thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet to a point hereafter referred to as Point A; thence North 51 degrees 07' 58" West
         12.96 feet; thence South 38 degrees 52' 02" West 64.41 feet; thence Westerly along a tangent curve to the right with a radius of 20.00 feet, through a central angle of 64 degrees 20' 39" for an arc length of 22.46 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Southeasterly along said Northeasterly line along a non-tangent curve to the right with a radius of 1002.05 feet, from which a radial line bears North 39 degrees 18' 05" East, through a central angle of 1 degree 23' 23" for an arc length of 24.30 feet to the true point of beginning.

         PARCEL TWO:

         Commencing at said Point A; thence North 38 degrees 52' 02" East 216.65 feet to the true point of beginning; thence North 51 degrees 07' 58" West 49.68 feet; thence North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence North 75 degrees 07' 58" West 13.91 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 94.26 feet; thence South 51 degrees 07' 58" East
         62.39 feet; thence North 38 degrees 52' 02" East 12.70 feet to the true point of beginning.

9. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors, Inc., Job No. 97208-2.

         1. Concrete walks and concrete berms or landscaping enclosures extend across the Easterly and Northerly boundary lines of the subject real property onto adjoining lands.

         2. A wood fence extends across the Easterly boundary line of the subject real property, onto adjoining land.

         3. Underground gas and electric lines, and storm drains, extend across the Easterly boundary line of the subject real property, onto or from adjoining land.

         4. An electric box and an electric vault exist on the Northerly boundary line of the subject real property.

         5. Construction of certain public improvements is in progress, in the Southwesterly corner of the subject real property, alongside the intersection of Java Drive and Geneva Drive.

         6. [Lease Agreement (Phase III - Land) dated _________, ____, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee, and] Lease Agreement (Phase III - Improvements) dated June 16, 1999, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee.

                                  EXHIBIT B-3
                             CORPORATION GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________

MAIL TAX STATEMENTS TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________



                             CORPORATION GRANT DEED
         (Covering Improvements but not the Land under the Improvements)


FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements on the Land, this deed does not convey any interest in the Land itself or any rights or easements appurtenant to Land. Prior to or contemporaneously with the delivery of this deed, Grantor has conveyed or is conveying the Land and appurtenant rights and easements to another party, subject to the terms and conditions of a Ground Lease dated ________, filed or to be filed for record in the Santa Clara County records. Grantor is assigning it's rights as lessee under the Ground Lease to Grantee by a separate instrument dated of even date herewith.

                                      BNP LEASING CORPORATION

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

                                      [NAI or Applicable Purchaser]

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

STATE OF ____________   )
                             )       SS
COUNTY OF ___________   )


         On ___________________ before me, _____________________, personally appeared ___________________ and ____________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------------



STATE OF ____________   )
                             )       SS
COUNTY OF ___________   )


         On ___________________ before me, _______________________, personally appeared ___________________ and _____________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------------

                                     ANNEX A

                                LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22"

West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase III - Improvements) incorporated by reference into the [Lease Agreement (Phase III - Improvements) referenced in the last item of the list below]), including the following matters to the extent the same are still valid and in force:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Slope
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 430, Official Records
         Affects      : A strip of land 18 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

4.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Public utilities
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 450, Official Records
         Affects      : A strip of land 7 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

5.   AGREEMENT on the terms and conditions contained therein,
         For          : Construction of additional storm drainage system
                      facilities
         Between      : City of Sunnyvale
         And          : Moffett Park Associates, a joint venture partnership
         Recorded     : November 2, 1966 in Book 7552, page 688, Official
                      Records.
     AMENDED AGREEMENT recorded April 21, 1967 in Book 7700, page 638, Official Records.

NOTICE OF WAIVER OF CONSTRUCTION CREDITS regarding said Agreements, recorded September 28, 1976 in Book C307, page 346, Official Records.

6. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) relates to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

7.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : Streets and street improvements
         Granted to  : City of Sunnyvale
         Recorded    : November 16, 1976 in Book C414, page 95, Official Records
         Affects     : The most Westerly corner of said Parcel `A', as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                     TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                     DRIVE", dated April 15, 1998, prepared by Kier & Wright
                     Civil Engineers & Surveyors, Inc., Job No. 97208-2.

8.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : for ingress and egress of motor vehicles
         Granted to  : 495 Java Drive Associates, L.P., a California Limited
                     Partnership
         Recorded    : September 16, 1998, under Series No. 14396001, Official
         Affects:    Records as follows:

         All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

         Being portions of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

         PARCEL ONE:

         Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the

         Easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41:

         thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet to a point hereafter referred to as Point A; thence North 51 degrees 07' 58" West
         12.96 feet; thence South 38 degrees 52' 02" West 64.41 feet; thence Westerly along a tangent curve to the right with a radius of 20.00 feet, through a central angle of 64 degrees 20' 39" for an arc length of 22.46 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Southeasterly along said Northeasterly line along a non-tangent curve to the right with a radius of 1002.05 feet, from which a radial line bears North 39 degrees 18' 05" East, through a central angle of 1 degree 23' 23" for an arc length of 24.30 feet to the true point of beginning.

         PARCEL TWO:

         Commencing at said Point A; thence North 38 degrees 52' 02" East 216.65 feet to the true point of beginning; thence North 51 degrees 07' 58" West 49.68 feet; thence North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence North 75 degrees 07' 58" West 13.91 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 94.26 feet; thence South 51 degrees 07' 58" East
         62.39 feet; thence North 38 degrees 52' 02" East 12.70 feet to the true point of beginning.

9. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors, Inc., Job No. 97208-2.

         1. Concrete walks and concrete berms or landscaping enclosures extend across the Easterly and Northerly boundary lines of the subject real property onto adjoining lands.

         2. A wood fence extends across the Easterly boundary line of the subject real property, onto adjoining land.

         3. Underground gas and electric lines, and storm drains, extend across the Easterly boundary line of the subject real property, onto or from adjoining land.

         4. An electric box and an electric vault exist on the Northerly boundary line of the subject real property.

         5. Construction of certain public improvements is in progress, in the Southwesterly corner of the subject real property, alongside the intersection of Java Drive and Geneva Drive.

         6. [Lease Agreement (Phase III - Land) dated _________, ____, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee, and] Lease Agreement (Phase III - Improvements) dated June 16, 1999, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee.

                                   EXHIBIT B-4
                             CORPORATION GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________

MAIL TAX STATEMENTS TO:

NAME:    [NAI or the Applicable Purchaser]
ADDRESS: _________________________________
ATTN:    _________________________________
CITY:    _________________________________
STATE:   _________________________________
Zip:     _________________________________

                             CORPORATION GRANT DEED
         (Covering Improvements But Only a Quitclaim of Any Interest in
                        the Land under the Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [NAI or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Sunnyvale, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements, this deed does not convey any interest in the Land under the Improvements or any rights or easements appurtenant to Land. Rather, Grantor merely quitclaims unto Grantee all right, titles and interests (if any) of Grantor in and to the Land and any rights and easements appurtenant to Land. Further, this deed does not purport to convey any right of access over or right to use the Land, it being understood that the right of Grantee or its successors and assigns to maintain or use the improvements conveyed hereby shall be on and subject to the terms and conditions of any separate ground lease or deed that Grantee may from time to time obtain from the owner of the Land. If Grantee does not obtain a separate deed or ground lease giving Grantee the authority to maintain the Improvements on the Land, Grantee shall remove or abandon the Improvements promptly upon request of the owner of the Land. Nothing herein or in the agreements pursuant to which this deed is being delivered shall be construed as an obligation on the part of Grantor to deliver or cooperate reasonably in obtaining for Grantee any deed or ground lease covering the Land described on Annex A.

                                      BNP LEASING CORPORATION

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

                                      [NAI or Applicable Purchaser]

Date: As of                           By:
            -----------------             ---------------------
                                                               Its:

                                  Attest:
                                          ----------------------
                                                               Its:

STATE OF ____________   )
                            )       SS
COUNTY OF ___________   )


         On ___________________ before me, _____________________, personally appeared ____________________ and ____________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------------



STATE OF ____________   )
                            )       SS
COUNTY OF ___________   )


         On ___________________ before me, _______________________, personally appeared ____________________ and _____________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------------

                                     ANNEX A

                                LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning. As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of 14.00 feet, from which a radial line bears North 88 degrees 46' 22"

West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

                                     ANNEX B

                             PERMITTED ENCUMBRANCES

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE OR THE OTHER LEASE AGREEMENT FROM TIME TO TIME OR BECAUSE OF NAI'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

         This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Phase III - Land Use/Acquisition incorporated by reference into the [Lease Agreement (Phase III - Land Use/Acquisition referenced in the last item of the list below]), including the following matters to the extent the same are still valid and in force:

1.   TAXES for the fiscal year 1999-2000, a lien not yet due or payable.

2. THE LIEN of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code, resulting from changes of ownership or completion of construction on or after the date hereof.

3.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Slope
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 430, Official Records
         Affects      : A strip of land 18 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

4.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose      : Public utilities
         In favor of  : City of Sunnyvale
         Recorded     : October 9, 1964 in Book 6695, page 450, Official Records
         Affects      : A strip of land 7 feet in width, contiguous to and
                      Northerly of the Northerly line of Java Drive, as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                      TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                      DRIVE", dated April 15, 1998, prepared by Kier & Wright
                      Civil Engineers & Surveyors, Inc., Job No. 97208-2.

5.   AGREEMENT on the terms and conditions contained therein,
         For          : Construction of additional storm drainage system
                      facilities
         Between      : City of Sunnyvale
         And          : Moffett Park Associates, a joint venture partnership
         Recorded     : November 2, 1966 in Book 7552, page 688, Official
                      Records.
     AMENDED AGREEMENT recorded April 21, 1967 in Book 7700, page 638, Official Records.

NOTICE OF WAIVER OF CONSTRUCTION CREDITS regarding said Agreements, recorded September 28, 1976 in Book C307, page 346, Official Records.

6. Covenants, Conditions and Restrictions in the Declaration of Protective Covenants - Moffett Industrial Park No. 2) recorded December 23, 1971 in Book 9640, page 443, Official Records; which provide that a violation thereof shall not defeat or render invalid the lien of any Mortgage or Deed of Trust made in good faith and for value. Said Covenants, Conditions and Restrictions do not provide for reversion of title in the event of a breach thereof. Restrictions, if any, based upon race, color, religion, sex, handicap, familial status, or national origin are deleted, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607, of the United States Code, or (b) relates to handicap but does not discriminate against handicapped persons.

     ASSIGNMENT AND ASSUMPTION of the rights, powers, duties, obligations, and reservations of Moffett Park Associates, in favor of The Prudential Insurance Company of America, recorded February 8, 1977 in Book C583, page 685, Official Records.

7.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : Streets and street improvements
         Granted to  : City of Sunnyvale
         Recorded    : November 16, 1976 in Book C414, page 95, Official Records
         Affects     : The most Westerly corner of said Parcel `A', as shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND
                     TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA
                     DRIVE", dated April 15, 1998, prepared by Kier & Wright
                     Civil Engineers & Surveyors, Inc., Job No. 97208-2.

8.   EASEMENT for the purposes stated herein and incidents thereto
         Purpose     : for ingress and egress of motor vehicles
         Granted to  : 495 Java Drive Associates, L.P., a California Limited
                     Partnership
         Recorded    : September 16, 1998, under Series No. 14396001, Official
                     Records
         Affects     : as follows:

         All that certain real property situate in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

         Being portions of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

         PARCEL ONE:

         Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the

         Easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41:

         thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet to a point hereafter referred to as Point A; thence North 51 degrees 07' 58" West
         12.96 feet; thence South 38 degrees 52' 02" West 64.41 feet; thence Westerly along a tangent curve to the right with a radius of 20.00 feet, through a central angle of 64 degrees 20' 39" for an arc length of 22.46 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Southeasterly along said Northeasterly line along a non-tangent curve to the right with a radius of 1002.05 feet, from which a radial line bears North 39 degrees 18' 05" East, through a central angle of 1 degree 23' 23" for an arc length of 24.30 feet to the true point of beginning.

         PARCEL TWO:

         Commencing at said Point A; thence North 38 degrees 52' 02" East 216.65 feet to the true point of beginning; thence North 51 degrees 07' 58" West 49.68 feet; thence North 38 degrees 52' 02" Est 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence North 75 degrees 07' 58" West 13.91 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 94.26 feet; thence South 51 degrees 07' 58" East
         62.39 feet; thence North 38 degrees 52' 02" East 12.70 feet to the true point of beginning.

9. ANY RIGHTS, interests, or claims adverse to those of the vestee herein which may exist or arise by reason of the following facts shown on a survey plat entitled "TOPOGRAPHIC AND ALTA/ACSM LAND TITLE SURVEY FOR THE MOZART DEVELOPMENT COMPANY 475 JAVA DRIVE", dated April 15, 1998, prepared by Kier & Wright Civil Engineers & Surveyors, Inc., Job No. 97208-2.

         1. Concrete walks and concrete berms or landscaping enclosures extend across the Easterly and Northerly boundary lines of the subject real property onto adjoining lands.

         2. A wood fence extends across the Easterly boundary line of the subject real property, onto adjoining land.

         3. Underground gas and electric lines, and storm drains, extend across the Easterly boundary line of the subject real property, onto or from adjoining land.

         4. An electric box and an electric vault exist on the Northerly boundary line of the subject real property.

         5. Construction of certain public improvements is in progress, in the Southwesterly corner of the subject real property, alongside the intersection of Java Drive and Geneva Drive.

         6. [Lease Agreement (Phase III - Land) dated _________, ____, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee, and] Lease Agreement (Phase III - Improvements) dated June 16, 1999, by and between BNP Leasing Corporation, as lessor, and Network Appliance, Inc., as lessee.

                                     EXHIBIT C

         BILL OF SALE AND ASSIGNMENT


         Reference is made to: (1) that certain Purchase Agreement (Phase III - Improvements) between BNP Leasing Corporation ("ASSIGNOR") and Network Appliance, Inc., dated as of June 16, 1999, (the "PURCHASE AGREEMENT") and (2) that certain Lease Agreement (Phase III - Improvements) between Assignor, as landlord, and Network Appliance, Inc., as tenant, dated as of June 16, 1999 (the "IMPROVEMENTS LEASE"). (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Phase III - Improvements) incorporated by reference into both the Purchase Agreement and Improvements Lease.)

         As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [NAI OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("ASSIGNEE"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

         (a) the Improvements Lease [DRAFTING NOTE: THE FOLLOWING WILL BE ADDED ONLY IF APPLICABLE BECAUSE OF THE SIMULTANEOUS DELIVERY OF A GRANT DEED IN THE FORM OF EXHIBIT B-3: and the Ground Lease dated _________, between _________, as lessor, and Assignor, as lessee, filed for record on in ___________ of Santa Clara County records (the "GROUND LEASE")];

         (b) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

         (c) all other property included within the definition of "Property" as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 7 of the Improvements Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Improvements Lease and Purchase Agreement or thereafter, by reason of Assignor's status as the owner of any interest in the
Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing;
(ii) the rights of Assignor, existing at the time of the execution of the Improvements Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances or Development Documents (both as defined in the Improvements Lease); and (iii) any other permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself acquired the Improvements covered by the Improvements Lease and constructed the Improvements included in the Property.

Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following ("EXCLUDED RIGHTS"):
(1) the indemnities set forth in the Improvements Lease, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Improvements Lease which may not presently be known, (2) provisions in the Improvements Lease that establish the right of Assignor to recover any accrued unpaid rent under the Improvements Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and "BNPLC's Parent" or any "Participant," both as defined in the Improvements Lease, or any modification or extension thereof, or
(4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement. To the extent that this conveyance does include any rights to receive future payments under the Improvements Lease, such rights ("INCLUDED RIGHTS") shall be subordinate to Assignor's Excluded Rights, and Assignee hereby waives any rights to enforce Included Rights until such time as Assignor has received all payments to which it remains entitled by reason of Excluded Rights. If any amount shall be paid to Assignee on account of any Included Rights at any time before Assignor has received all payments to which it is entitled because of Excluded Rights, such amount shall be held in trust by Assignee for the benefit of Assignor, shall be segregated from the other funds of Assignee and shall forthwith be paid over to Assignor to be held by Assignor as collateral for, or then or at any time thereafter applied in whole or in part by Assignor against, the payments due to Assignor because of Excluded Rights, whether matured or unmatured, in such order as Assignor shall elect.

         Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by BNPLC, but not otherwise.

         Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.


         IN WITNESS WHEREOF, the parties have executed this instrument as of _______________, _____.



                                 ASSIGNOR:

                                 BNP LEASING CORPORATION a Delaware corporation



                                 By:
                                     ---------------------------------------
                                 Its:
                                     ---------------------------------------


                                 ASSIGNEE:

                                 [NAI or the Applicable Purchaser], a __________


                                  By:
                                     ---------------------------------------
                                  Its:
                                     ---------------------------------------

STATE OF ____________ )
                      )        SS
COUNTY OF ___________ )


         On ___________________ before me, ___________________ , personally appeared ___________________ and ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------




STATE OF ____________ )
                      )        SS
COUNTY OF ___________ )


         On ___________________ before me, ___________________, personally appeared ___________________ and ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

         WITNESS my hand and official seal.




         Signature
                   ---------------------------------

                                     ANNEX A

                                LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE OTHER LEASE CHANGES FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH NAI REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

All of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara.

Together with that portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Beginning at the Northwest corner of Parcel A as shown upon said Parcel Map filed for record in Book 216 at Page 2; thence along the Westerly line of said Parcel A, South 14 degrees 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 degrees 52' 02" East 134.85 feet; thence North 51 degrees 07' 58" West 49.68; thence North 38 degrees 52' 02" East 87.23 feet to the Northerly line of last said Parcel A; thence along said Northerly line North 75 degrees 07' 58" West 44.97 feet to the point of beginning.

Excepting therefrom that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, described as follows:

Also, excepting therefrom that portion of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the office of the Recorder of the County of Santa Clara, described as follows:

Beginning at above mentioned Point "X"; thence along the Easterly line of Parcel A as shown upon said Parcel Map filed for record in Book 292 at page 41 South 14 degrees 51' 33" West 186.10 feet to a point on the Northeasterly line of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 degrees 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 degrees 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 degrees 52' 02" East 164.71 feet to said Point of beginning.

As created by that certain Certificate of Compliance (Lot Line Adjustment) recorded September 16, 1998, under Series No. 14395996.

PARCEL TWO:

Storm drain(age) easements, so described in the deeds referred to hereafter, in and as to certain portions of Parcel 'A', so designated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

Said easements are the same as are described in the deeds to Los Altos Venture, a Joint Venture consisting of Mape Industries, Inc., a California corporation, and REBMA California Six, Inc., a Missouri corporation, recorded December 29, 1971 in Book 9647, page 183, and April 17, 1972 in Book 9790, page 380, Official Records; and to Paul Enterprises, a partnership, and Northwest Poultry and Dairy Products Co., an Oregon corporation, recorded June 17, 1975 in Book B467, page 167, Official Records.

PARCEL THREE:

A non-exclusive easement for ingress and egress as shown in that certain Reciprocal Easement Agreement recorded September 16, 1998 under Series No. 14396001, more particularly described as follows:

Being a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41, on November 10, 1971, in the Office of the Recorder of the County of Santa Clara, and a portion of Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2, on October 25, 1966, in the Office of the Recorder of the County of Santa Clara, described as follows:

Commencing at the Northeasterly corner of that parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997 as Instrument No. 13912192, Official Records in said Office of the Recorder of the County of Santa Clara, said point lying on the easterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 292 at page 41.

Thence Northwesterly along the Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District along a curve to the left with a radius of 1002.05 feet, from which a radial line bears North 45 degrees 01' 56" East, through a central angle of 4 degrees 20' 28" for an arc length of 75.92 feet to the true point of beginning; thence North 38 degrees 52' 02" East 82.92 feet; thence Southeasterly along a non-tangent curve to the left with a radius of 78.00 feet, from which a radial line bears South 38 degrees 52' 02" West, through a central angle of 28 degrees 09' 05" for an arc length of
38.32 feet; thence North 38 degrees 52' 02" East 177.73 feet; thence Northwesterly along a curve to the left with a radius of 17.00 feet through a central angle of 90 degrees 00' 00" for an arc length of 26.70 feet; thence North 51 degrees 07' 58" West 19.80 feet; thence the following three courses:
North 38 degrees 52' 02" East 12.69 feet North 51 degrees 07' 58" West 49.68 feet; North 38 degrees 52' 02" East 87.23 feet to the Northeasterly line of said Parcel A, as shown upon that certain Parcel Map filed for record in Book 216 at Page 2; thence South 75 degrees 07' 58" East 13.45 feet along said Northeasterly line; thence South 38 degrees 52' 02" West 74.94 feet; thence Southerly along a non-tangent curve to the left with a radius of

14.00 feet, from which a radial line bears North 88 degrees 46' 22" West, through a central angle of 52 degrees 21' 36" for an arc length of 12.79 feet; thence South 51 degrees 07' 58" East 85.87 feet; thence South 38 degrees 52' 02" West 252.96 feet; North 51 degrees 07' 58" West 41.72 feet; thence Southwesterly along a non-tangent curve to the left with a radius of 20.00 feet, from which a radial line bears North 10 degrees 35' 40" West, through a central angle of 40 degrees 32' 18" for an arc length of 14.15 feet; thence South 38 degrees 52' 02" West 29.48 feet; thence Southerly along a tangent curve to the left with a radius of 20.00 feet, through a central angle of 60 degrees 45' 15" for an arc length 21.21 feet to a point on said Northeasterly line of said parcel of land described in the deed to Santa Clara Valley Transit District; thence Northwesterly along said Northeasterly line along a non-tangent curve to the left with a radius of 1002.05 feet, from which a radial line bears North 42 degrees 01' 23" East, through a central angle of 1 degree 19' 55" for an arc length of 23.29 feet to the True Point of Beginning.

                                     EXHIBIT D

         ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

         THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "CERTIFICATE") is made as of ___________________, ____, by [NAI or the Applicable Purchaser, as the case may be], a ___________________ ("GRANTEE").

         Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a corporate grant deed and (2) a Bill of Sale and Assignment (the foregoing documents and any other documents to be executed in connection therewith are herein called the "CONVEYANCING DOCUMENTS" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "SUBJECT PROPERTY").

         NOTWITHSTANDING ANY PROVISION CONTAINED IN THE CONVEYANCING DOCUMENTS TO THE CONTRARY, GRANTEE ACKNOWLEDGES THAT BNPLC MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE OR KIND, WHETHER STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO ENVIRONMENTAL MATTERS OR THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, AND GRANTEE, BY ACCEPTANCE OF THE CONVEYANCING DOCUMENTS, ACCEPTS THE SUBJECT PROPERTY "AS IS," "WHERE IS," "WITH ALL FAULTS" AND WITHOUT ANY SUCH REPRESENTATION OR WARRANTY BY GRANTOR AS TO ENVIRONMENTAL MATTERS, THE PHYSICAL CONDITION OF THE SUBJECT PROPERTY, COMPLIANCE WITH SUBDIVISION OR PLATTING REQUIREMENTS OR CONSTRUCTION OF ANY IMPROVEMENTS. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPLC. As used in the preceding sentence, "ESTABLISHED MISCONDUCT" is intended to have, and be limited to, the meaning given to it in the Common Definitions and Provisions Agreement (Phase III - Improvements) incorporated by reference into the Purchase Agreement between BNPLC and Network Appliance, Inc. dated June 16, 1999, pursuant to which Purchase Agreement BNPLC is delivering the Conveyancing Documents.

         The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

         EXECUTED as of ________________, ____.

                                     [NAI or the Applicable Purchaser]
                                     By:
                                         --------------------------------
                                         Name:
                                               --------------------------
                                         Title:
                                               --------------------------

                                   EXHIBIT E

         SECRETARY'S CERTIFICATE


         The undersigned, [Secretary or Assistant Secretary] of BNP Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

         1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

         2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[THE FOLLOWING BLANKS MUST BE COMPLETED WITH THE NAMES AND SIGNATURES OF THE OFFICERS WHO WILL BE SIGNING THE DEED AND OTHER SALE CLOSING DOCUMENTS ON BEHALF OF THE CORPORATION.]

Name                            Title                           Signature


------------------------        ------------------------        ------------------------

------------------------        ------------------------        ------------------------

         3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this ___, day of ___________________, ____.




                                                 ------------------------------
                                                  [signature and title]

                            CORPORATE RESOLUTIONS OF
                             BNP LEASING CORPORATION


         WHEREAS, pursuant to that certain Purchase Agreement (Phase III - Improvements) (herein called the "Purchase Agreement") dated as of June 16, 1999, by and between BNP Leasing Corporation (the "Corporation") and [NAI OR THE APPLICABLE PURCHASER AS THE CASE MAY BE] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Sunnyvale, California more particularly described therein.

         NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

         RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

         RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.

                                   EXHIBIT F

                                FIRPTA STATEMENT

         Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

         To inform [NAI OR THE APPLICABLE PURCHASER] (the "Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

         1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. The United States employer identification number for the Seller is _____________________;

         3.The office address of the Seller is ______________
_________________________ _________________.

         4. The Seller is qualified to do business in California.

         The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer.

         Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

         Dated: ___________, ____.


                                      By:
                                           --------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                           --------------------------------

                                    Exhibit K

             NOTICE OF ELECTION TO TERMINATE THE PURCHASE OPTION AND
                NAI'S INITIAL REMARKETING RIGHTS AND OBLIGATIONS



BNP Leasing Corporation
12201 Merit Drive
Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox

         Re: Purchase Agreement (Phase III - Improvements) dated as of June 16, 1999 (the "PURCHASE AGREEMENT"), between Network Appliance, Inc. ("NAI") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

         Capitalized terms used in this letter are intended to have the meanings assigned to them in the Purchase Agreement referenced above. This letter shall constitute a notice, given before the Base Rent Commencement Date pursuant to subparagraph of the Purchase Agreement, of NAI's election to terminate the Purchase Option and NAI's Initial Remarketing Rights and Obligations. NAI irrevocably elects to terminate the Purchase Option and NAI's Initial Remarketing Rights and Obligations effective immediately, subject only to the conditions described below.

         NAI ACKNOWLEDGES THAT THE ELECTION MADE BY NAI DESCRIBED ABOVE CONSTITUTES AN ISSUE 97-10 ELECTION UNDER AND AS DEFINED IN THE OPERATIVE DOCUMENTS.

         NAI also acknowledges that its right to terminate the Purchase Option and NAI's Initial Remarketing Rights and Obligations is subject to the condition precedent that (x) NAI shall have given Notice of NAI's Election to Terminate pursuant to Paragraph 5(D) of the Construction Management Agreement, or (y) BNPLC shall have given any FOCB Notice as provided in Paragraph 5(E) of the Construction Management Agreement, or (z) BNPLC shall have given notice of its election to accelerate the Designated Sale Date when an Event of Default has occurred and is continuing as provided in clause (5) of the definition Designated Sale Date in the Common Definitions and Provisions Agreement (Phase III - Improvements). Accordingly, if none of the notices described in the preceding sentence have been given, the Purchase Option and NAI's Initial Remarketing Rights and Obligations shall not terminate by reason of this notice.

         NAI further acknowledges that no termination of the Purchase Option and NAI's Initial Remarketing Rights and Obligations by NAI pursuant to this notice shall be effective, unless contemporaneously with the giving of this notice NAI shall deliver to BNPLC a full Issue 97-10 Prepayment. NAI hereby covenants to pay, if NAI has not already done so, a full Issue 97-10 Prepayment to BNPLC.

         Finally, NAI acknowledges that a termination of the Purchase Option and NAI's Initial Remarketing Rights and Obligations pursuant to this notice shall cause the Improvements Lease to terminate as of the Base Rent Commencement Date pursuant to subparagraph 1(b) of the Improvements Lease.

         Executed this _____ day of ______________, 19___.

                             NETWORK APPLIANCE, INC.

                             Name:
                                   ---------------------------------
                             Title:
                                   ---------------------------------


[cc all Participants]

                                       2